Exhibit 99.2 American Financial Group, Inc. Investor Supplement - First Quarter 2024 May 1, 2024 American Financial Group, Inc. Corporate Headquarters Great American Insurance Group Tower 301 E Fourth Street Cincinnati, OH 45202 513 579 6739

American Financial Group, Inc. Table of Contents - Investor Supplement - First Quarter 2024 1 Section Page Table of Contents - Investor Supplement - First Quarter 2024....................................................................................................................... 2 Financial Highlights......................................................................................................................................................................................... 3 Summary of Earnings...................................................................................................................................................................................... 4 Earnings Per Share Summary......................................................................................................................................................................... 5 Property and Casualty Insurance Segment Property and Casualty Insurance - Summary Underwriting Results (GAAP).................................................................................................. 6 Specialty - Underwriting Results (GAAP)........................................................................................................................................................ 7 Property and Transportation - Underwriting Results (GAAP).......................................................................................................................... 8 Specialty Casualty - Underwriting Results (GAAP)......................................................................................................................................... 9 Specialty Financial - Underwriting Results (GAAP)......................................................................................................................................... 10 Other Specialty - Underwriting Results (GAAP).............................................................................................................................................. 11 Consolidated Balance Sheet / Book Value / Debt Consolidated Balance Sheet........................................................................................................................................................................... 12 Book Value Per Share and Price / Book Summary......................................................................................................................................... 13 Capitalization................................................................................................................................................................................................... 14 Additional Supplemental Information............................................................................................................................................................... 15 Consolidated Investment Supplement Total Cash and Investments............................................................................................................................................................................ 16 Net Investment Income................................................................................................................................................................................... 17 Alternative Investments................................................................................................................................................................................... 18 Fixed Maturities - By Security Type - AFG Consolidated................................................................................................................................ 19 Appendix A. Fixed Maturities by Credit Rating & NAIC Designation by Type 3/31/2024............................................................................................... 20 B. Fixed Maturities by Credit Rating & NAIC Designation by Type 12/31/2023............................................................................................. 21 C. Corporate Securities by Credit Rating & NAIC Designation by Industry 3/31/2024................................................................................... 22 D. Corporate Securities by Credit Rating & NAIC Designation by Industry 12/31/2023................................................................................. 23 E. Asset-Backed Securities by Credit Rating & NAIC Designation by Collateral Type 3/31/2024................................................................. 24 F. Asset-Backed Securities by Credit Rating & NAIC Designation by Collateral Type 12/31/2023............................................................... 25 G. Real Estate-Related Investments 3/31/2024............................................................................................................................................. 26 H. Real Estate-Related Investments 12/31/2023........................................................................................................................................... 27 Page 2

American Financial Group, Inc. Financial Highlights (in millions, except per share information) Three Months Ended Twelve Months Ended 3/31/2024 12/31/23 9/30/23 6/30/23 3/31/23 12/31/23 12/31/22 Highlights Net earnings $ 242 $ 263 $ 177 $ 200 $ 212 $ 852 $ 898 Core net operating earnings 231 238 208 202 247 895 993 Total assets 30,001 29,787 30,825 29,048 28,481 29,787 28,831 Shareholders' equity, excluding AOCI (a) 4,555 4,577 4,551 4,504 4,392 4,577 4,595 Property and Casualty net written premiums 1,634 1,445 2,061 1,667 1,519 6,692 6,206 Per share data Diluted earnings per share $ 2.89 $ 3.13 $ 2.09 $ 2.34 $ 2.49 $ 10.05 $ 10.53 Core net operating earnings per share 2.76 2.84 2.45 2.38 2.89 10.56 11.63 Book value per share, excluding AOCI (a) 54.32 54.72 54.09 53.07 51.57 54.72 53.93 Dividends per common share 3.21 2.21 0.63 0.63 4.63 8.10 14.31 Financial ratios Annualized return on equity (b) 21.2% 23.0% 15.7% 17.9% 1 8.9% 18.8% 19.2% Annualized core operating return on equity (b) 20.2% 20.9% 18.3% 18.2% 2 2.0% 19.8% 21.2% Property and Casualty combined ratio - Specialty: Loss & LAE ratio 58.6% 60.7% 66.7% 60.2% 5 7.0% 61.5% 59.6% Underwriting expense ratio 31.5% 27.0% 25.5% 31.7% 3 2.2% 28.8% 27.6% Combined ratio - Specialty 90.1% 87.7% 92.2% 91.9% 8 9.2% 90.3% 87.2% (a) A reconciliation to the GAAP measure is on page 13. (b) Excludes accumulated other comprehensive income. Page 3

American Financial Group, Inc. Summary of Earnings ($ in millions) Three Months Ended Twelve Months Ended 3/31/24 12/31/23 9/30/23 6/30/23 3/31/23 12/31/23 12/31/22 Property and Casualty Insurance Underwriting profit $ 153 $ 211 $ 142 $ 124 $ 154 $ 631 $ 776 Net investment income 205 161 170 191 207 729 683 Other income (expense) (18) (15) (14) (16) (11) (56) (40) Property and Casualty Insurance operating earnings 340 357 298 299 350 1 ,304 1 ,419 Interest expense of parent holding companies (19) (19) (19) (19) (19) (76) (85) Other expense (31) (34) (22) (22) (23) (101) (86) Pretax core operating earnings 290 304 257 258 308 1 ,127 1 ,248 Income tax expense 59 66 49 56 61 232 255 Core net operating earnings 231 238 208 202 247 895 993 Non-core items, net of tax: Realized gains (losses) on securities 11 25 (15) (1) (37) (28) (92) Realized loss on subsidiaries - - (4) - - (4) - Special A&E charges - Former Railroad and Manufacturing operations - - (12) - - (12) - Gain (loss) on retirement of debt - - - (1) 2 1 (7) Other non-core items - - - - - - 4 Net earnings $ 242 $ 263 $ 177 $ 200 $ 212 $ 852 $ 898 Page 4

American Financial Group, Inc. Earnings Per Share Summary (in millions, except per share information) Three Months Ended Twelve Months Ended 3/31/24 12/31/23 9/30/23 6/30/23 3/31/23 12/31/23 12/31/22 Core net operating earnings $ 231 $ 238 $ 208 $ 202 $ 247 $ 895 $ 993 Net earnings $ 242 $ 263 $ 177 $ 200 $ 212 $ 852 $ 898 Average number of diluted shares 83.795 83.817 84.745 85.172 85.378 84.774 85.324 Diluted earnings per share: Core net operating earnings per share $ 2.76 $ 2.84 $ 2.45 $ 2.38 $ 2.89 $ 10.56 $ 11.63 Realized gains (losses) on securities 0.13 0.29 (0.17) (0.02) (0.42) (0.33) (1.06) Realized loss on subsidiaries - - (0.04) - - (0.04) - Special A&E charges - Former Railroad and Manufacturing operations - - (0.15) - - (0.15) - Gain (loss) on retirement of debt - - - (0.02) 0.02 0.01 (0.09) Other non-core items - - - - - - 0.05 Diluted earnings per share $ 2.89 $ 3.13 $ 2.09 $ 2.34 $ 2.49 $ 10.05 $ 10.53 Page 5

American Financial Group, Inc.
Property and Casualty Insurance - Summary Underwriting Results (GAAP)
($ in millions)

	Three Months Ended					Twelve Months Ended	
	3/31/24	12/31/23	9/30/23	6/30/23	3/31/23	12/31/23	12/31/22
Property and Transportation	$ 56	$ 67	$ 42	$ 32	$ 43	$ 184	$ 208
Specialty Casualty	74	114	78	95	88	375	500
Specialty Financial	33	45	29	10	26	110	114
Other Specialty	(9)	(14)	(6)	(14)	(2)	(36)	(42)
Underwriting profit - Specialty	**154**	**212**	**143**	**123**	**155**	**633**	**780**
Other core charges, included in loss and LAE	(1)	(1)	(1)	1	(1)	(2)	(4)
Underwriting profit - Property and Casualty Insurance	**$ 153**	**$ 211**	**$ 142**	**$ 124**	**$ 154**	**$ 631**	**$ 776**
Included in results above:							
Current accident year catastrophe losses:							
Catastrophe reinstatement premium	$ 1	$ 1	$ -	$ 2	$ -	$ 3	$ 5
Catastrophe losses	34	24	56	51	31	162	88
Total current accident year catastrophe losses	$ 35	$ 25	$ 56	$ 53	$ 31	$ 165	$ 93
Prior year loss reserve development (favorable) / adverse	$ (50)	$ (56)	$ (43)	$ (62)	$ (63)	$ (224)	$ (285)
Combined ratio:							
Property and Transportation	89.0%	90.3%	94.8%	94.2%	91.0%	92.8%	91.7%
Specialty Casualty	89.8%	84.6%	89.4%	86.6%	87.5%	87.0%	81.2%
Specialty Financial	86.3%	81.3%	87.6%	95.0%	86.5%	87.3%	83.7%
Other Specialty	116.9%	118.9%	109.8%	122.2%	103.5%	113.9%	117.1%
Combined ratio - Specialty	**90.1%**	**87.7%**	**92.2%**	**91.9%**	**89.2%**	**90.3%**	**87.2%**
Other core charges	0.0%	0.1%	0.1%	(0.2%)	0.1%	0.1%	0.1%
Combined ratio	**90.1%**	**87.8%**	**92.3%**	**91.7%**	**89.3%**	**90.4%**	**87.3%**
P&C combined ratio excl. catastrophe losses and prior year reserve development	91.1%	89.6%	91.5%	92.4%	91.5%	91.2%	90.4%
Loss and LAE components:							
Current accident year, excluding catastrophe losses	59.6%	62.6%	66.0%	60.7%	59.3%	62.4%	62.8%
Prior accident year loss reserve development	(3.2%)	(3.2%)	(2.3%)	(4.2%)	(4.4%)	(3.4%)	(4.7%)
Current accident year catastrophe losses	2.2%	1.4%	3.1%	3.5%	2.2%	2.6%	1.6%
Loss and LAE ratio	**58.6%**	**60.8%**	**66.8%**	**60.0%**	**57.1%**	**61.6%**	**59.7%**

Page 6

American Financial Group, Inc. Specialty - Underwriting Results (GAAP) ($ in millions) Three Months Ended Twelve Months Ended 3/31/24 12/31/23 9/30/23 6/30/23 3/31/23 12/31/23 12/31/22 Gross written premiums $ 2,336 $ 1,992 $ 3,140 $ 2,369 $ 2,155 $ 9,656 $ 9,057 Ceded reinsurance premiums (702) (547) (1,079) (702) (636) (2,964) (2,851) Net written premiums 1,634 1,445 2,061 1,667 1,519 6,692 6,206 Change in unearned premiums (88) 287 (206) (160) (82) (161) (121) Net earned premiums 1,546 1,732 1,855 1,507 1,437 6,531 6,085 Loss and LAE 906 1,052 1,238 906 819 4,015 3,625 Underwriting expense 486 468 474 478 463 1,883 1,680 Underwriting profit $ 154 $ 212 $ 143 $ 123 $ 155 $ 633 $ 780 Included in results above: Current accident year catastrophe losses: Catastrophe reinstatement premium $ 1 $ 1 $ - $ 2 $ - $ 3 $ 5 Catastrophe losses 34 24 56 51 31 162 88 Total current accident year catastrophe losses $ 35 $ 25 $ 56 $ 53 $ 31 $ 165 $ 93 Prior year loss reserve development (favorable) / adverse $ (51) $ (57) $ (44) $ (61) $ (64) $ (226) $ (289) Combined ratio: Loss and LAE ratio 5 8.6% 6 0.7% 6 6.7% 6 0.2% 57.0% 61.5% 59.6% Underwriting expense ratio 3 1.5% 2 7.0% 2 5.5% 3 1.7% 32.2% 28.8% 27.6% Combined ratio 9 0.1% 8 7.7% 9 2.2% 9 1.9% 89.2% 90.3% 87.2% Specialty combined ratio excl. catastrophe losses and prior year reserve development 9 1.1% 8 9.6% 9 1.5% 9 2.4% 91.5% 91.2% 90.4% Loss and LAE components: Current accident year, excluding catastrophe losses 5 9.6% 6 2.6% 6 6.0% 6 0.7% 59.3% 62.4% 62.8% Prior accident year loss reserve development (3.3%) (3.3%) (2.3%) (4.0%) (4.5%) (3.4%) (4.7%) Current accident year catastrophe losses 2 .3% 1 .4% 3 .0% 3 .5% 2.2% 2.5% 1.5% Loss and LAE ratio 5 8.6% 6 0.7% 6 6.7% 6 0.2% 57.0% 61.5% 59.6% Page 7

American Financial Group, Inc. Property and Transportation - Underwriting Results (GAAP) ($ in millions) Three Months Ended Twelve Months Ended 3/31/24 12/31/23 9/30/23 6/30/23 3/31/23 12/31/23 12/31/22 Gross written premiums $ 959 $ 623 $ 1,592 $ 1,059 $ 872 $ 4,146 $ 4,060 Ceded reinsurance premiums (368) (197) (687) (391) (320) (1,595) (1,545) Net written premiums 591 426 905 668 552 2,551 2,515 Change in unearned premiums (78) 256 (77) (134) (77) (32) (28) Net earned premiums 513 682 828 534 475 2,519 2,487 Loss and LAE 304 470 636 346 289 1,741 1,735 Underwriting expense 153 145 150 156 143 594 544 Underwriting profit $ 56 $ 67 $ 42 $ 32 $ 43 $ 184 $ 208 Included in results above: Current accident year catastrophe losses: Catastrophe reinstatement premium $ - $ 2 $ - $ - $ - $ 2 $ 3 Catastrophe losses 8 3 14 15 19 51 42 Total current accident year catastrophe losses $ 8 $ 5 $ 14 $ 15 $ 19 $ 53 $ 45 Prior year loss reserve development (favorable) / adverse $ (43) $ (12) $ (14) $ (21) $ (37) $ (84) $ (92) Combined ratio: Loss and LAE ratio 5 9.2% 6 9.0% 7 6.8% 6 4.8% 6 0.9% 69.2% 69.8% Underwriting expense ratio 2 9.8% 2 1.3% 1 8.0% 2 9.4% 3 0.1% 23.6% 21.9% Combined ratio 8 9.0% 9 0.3% 9 4.8% 9 4.2% 9 1.0% 92.8% 91.7% Combined ratio excl. catastrophe losses and prior year reserve development 9 5.6% 9 1.5% 9 4.8% 9 5.1% 9 4.8% 94.1% 93.5% Loss and LAE components: Current accident year, excluding catastrophe losses 6 5.8% 7 0.2% 7 6.8% 6 5.7% 6 4.7% 70.5% 71.6% Prior accident year loss reserve development (8.3%) (1.8%) (1.7%) (3.8%) (7.8%) ( 3.3%) ( 3.7%) Current accident year catastrophe losses 1 .7% 0 .6% 1 .7% 2 .9% 4 .0% 2.0% 1.9% Loss and LAE ratio 5 9.2% 6 9.0% 7 6.8% 6 4.8% 6 0.9% 69.2% 69.8% Page 8

American Financial Group, Inc. Specialty Casualty - Underwriting Results (GAAP) ($ in millions) Three Months Ended Twelve Months Ended 3/31/24 12/31/23 9/30/23 6/30/23 3/31/23 12/31/23 12/31/22 Gross written premiums $ 1,097 $ 1,069 $ 1,226 $ 1,012 $ 1 ,061 $ 4 ,368 $ 4 ,115 Ceded reinsurance premiums (346) (369) (397) (319) (339) (1,424) (1,387) Net written premiums 751 700 829 693 722 2 ,944 2 ,728 Change in unearned premiums (21) 37 (95) 18 (18) (58) (69) Net earned premiums 730 737 734 711 704 2 ,886 2 ,659 Loss and LAE 457 438 463 421 417 1 ,739 1 ,453 Underwriting expense 199 185 193 195 199 772 706 Underwriting profit $ 74 $ 114 $ 78 $ 95 $ 88 $ 375 $ 500 Included in results above: Current accident year catastrophe losses: Catastrophe reinstatement premium $ 1 $ (1) $ - $ 2 $ - $ 1 $ - Catastrophe losses 15 9 17 6 3 35 11 Total current accident year catastrophe losses $ 16 $ 8 $ 17 $ 8 $ 3 $ 36 $ 11 Prior year loss reserve development (favorable) / adverse $ (17) $ (37) $ (22) $ (24) $ (27) $ (110) $ (190) Combined ratio: Loss and LAE ratio 6 2.5% 5 9.6% 6 3.1% 5 9.2% 59.2% 60.3% 54.7% Underwriting expense ratio 2 7.3% 2 5.0% 2 6.3% 2 7.4% 28.3% 26.7% 26.5% Combined ratio 8 9.8% 8 4.6% 8 9.4% 8 6.6% 87.5% 87.0% 81.2% Combined ratio excl. catastrophe losses and prior year reserve development 8 9.9% 8 8.5% 9 0.0% 8 9.0% 90.9% 89.6% 87.9% Loss and LAE components: Current accident year, excluding catastrophe losses 6 2.6% 6 3.5% 6 3.7% 6 1.6% 62.6% 62.9% 61.4% Prior accident year loss reserve development (2.3%) (5.0%) (2.9%) (3.4%) (3.8%) (3.8%) (7.2%) Current accident year catastrophe losses 2 .2% 1 .1% 2 .3% 1 .0% 0.4% 1.2% 0.5% Loss and LAE ratio 6 2.5% 5 9.6% 6 3.1% 5 9.2% 59.2% 60.3% 54.7% Page 9

American Financial Group, Inc. Specialty Financial - Underwriting Results (GAAP) ($ in millions) Three Months Ended Twelve Months Ended 3/31/24 12/31/23 9/30/23 6/30/23 3/31/23 12/31/23 12/31/22 Gross written premiums $ 280 $ 300 $ 322 $ 298 $ 222 $ 1,142 $ 882 Ceded reinsurance premiums (46) (50) (61) (58) (38) (207) (171) Net written premiums 234 250 261 240 184 935 711 Change in unearned premiums 9 (6) (29) (45) 12 (68) (13) Net earned premiums 243 244 232 195 196 867 698 Loss and LAE 98 85 93 79 71 328 238 Underwriting expense 112 114 110 106 99 429 346 Underwriting profit $ 33 $ 45 $ 29 $ 10 $ 26 $ 110 $ 114 Included in results above: Current accident year catastrophe losses: Catastrophe reinstatement premium $ - $ - $ - $ - $ - $ - $ 3 Catastrophe losses 8 4 22 19 4 49 33 Total current accident year catastrophe losses $ 8 $ 4 $ 22 $ 19 $ 4 $ 49 $ 36 Prior year loss reserve development (favorable) / adverse $ 6 $ (8) $ (10) $ (11) $ (3) $ (32) $ (47) Combined ratio: Loss and LAE ratio 4 0.2% 3 4.8% 3 9.8% 4 0.9% 3 6.0% 3 7.8% 3 4.1% Underwriting expense ratio 4 6.1% 4 6.5% 4 7.8% 5 4.1% 5 0.5% 4 9.5% 4 9.6% Combined ratio 8 6.3% 8 1.3% 8 7.6% 9 5.0% 8 6.5% 8 7.3% 8 3.7% Combined ratio excl. catastrophe losses and prior year reserve development 8 0.9% 8 2.7% 8 2.5% 9 1.1% 8 5.7% 8 5.3% 8 5.6% Loss and LAE components: Current accident year, excluding catastrophe losses 3 4.8% 3 6.2% 3 4.7% 3 7.0% 3 5.2% 3 5.8% 3 6.0% Prior accident year loss reserve development 2 .3% (3.4%) (4.2%) (5.7%) (1.4%) (3.7%) (6.8%) Current accident year catastrophe losses 3 .1% 2 .0% 9 .3% 9 .6% 2 .2% 5 .7% 4 .9% Loss and LAE ratio 4 0.2% 3 4.8% 3 9.8% 4 0.9% 3 6.0% 3 7.8% 3 4.1% Page 10

American Financial Group, Inc. Other Specialty - Underwriting Results (GAAP) ($ in millions) Three Months Ended Twelve Months Ended 3/31/24 12/31/23 9/30/23 6/30/23 3/31/23 12/31/23 12/31/22 Gross written premiums $ - $ - $ - $ - $ - $ - $ - Ceded reinsurance premiums 58 69 66 66 61 262 252 Net written premiums 58 69 66 66 61 262 252 Change in unearned premiums 2 - (5) 1 1 (3) (11) Net earned premiums 60 69 61 67 62 259 241 Loss and LAE 47 59 46 60 42 207 199 Underwriting expense 22 24 21 21 22 88 84 Underwriting profit (loss) $ (9) $ (14) $ (6) $ (14) $ (2) $ (36) $ (42) Included in results above: Current accident year catastrophe losses: Catastrophe reinstatement premium $ - $ - $ - $ - $ - $ - $ (1) Catastrophe losses 3 8 3 11 5 27 2 Total current accident year catastrophe losses $ 3 $ 8 $ 3 $ 11 $ 5 $ 27 $ 1 Prior year loss reserve development (favorable) / adverse $ 3 $ - $ 2 $ (5) $ 3 $ - $ 40 Combined ratio: Loss and LAE ratio 7 9.2% 8 2.8% 7 6.2% 9 1.1% 6 9.0% 8 0.0% 8 2.4% Underwriting expense ratio 3 7.7% 3 6.1% 3 3.6% 3 1.1% 3 4.5% 3 3.9% 3 4.7% Combined ratio 1 16.9% 1 18.9% 1 09.8% 1 22.2% 1 03.5% 1 13.9% 1 17.1% Combined ratio excl. catastrophe losses and prior year reserve development 1 06.8% 1 07.3% 1 01.2% 1 11.7% 9 2.0% 1 03.3% 1 00.1% Loss and LAE components: Current accident year, excluding catastrophe losses 6 9.1% 7 1.2% 6 7.6% 8 0.6% 5 7.5% 6 9.4% 6 5.4% Prior accident year loss reserve development 4 .8% 0 .9% 3 .7% (7.5%) 4 .0% 0 .2% 1 6.5% Current accident year catastrophe losses 5 .3% 1 0.7% 4 .9% 1 8.0% 7 .5% 1 0.4% 0 .5% Loss and LAE ratio 7 9.2% 8 2.8% 7 6.2% 9 1.1% 6 9.0% 8 0.0% 8 2.4% Page 11

American Financial Group, Inc. Consolidated Balance Sheet ($ in millions) 3/31/24 12/31/23 9/30/23 6/30/23 3/31/23 12/31/22 Assets: Total cash and investments $ 15,254 $ 15,263 $ 14,794 $ 14,489 $ 14,451 $ 14,512 Recoverables from reinsurers 4,510 4,477 4,421 3,852 3, 838 3,977 Prepaid reinsurance premiums 1,078 961 1,223 1,112 1, 021 917 Agents' balances and premiums receivable 1,606 1,471 2,088 1,796 1, 459 1,339 Deferred policy acquisition costs 309 309 324 316 285 288 Assets of managed investment entities 4,669 4,484 4,871 5,235 5, 391 5,447 Other receivables 958 1,171 1,377 721 637 886 Other assets 1,312 1,346 1,422 1,281 1, 153 1,219 Goodwill 305 305 305 246 246 246 Total assets $ 30,001 $ 29,787 $ 30,825 $ 29,048 $ 28,481 $ 28,831 Liabilities and Equity: Unpaid losses and loss adjustment expenses $ 13,050 $ 13,087 $ 12,891 $ 11,925 $ 11,761 $ 11,974 Unearned premiums 3,650 3,451 3,997 3,686 3, 435 3,246 Payable to reinsurers 1,078 1,186 1,398 1,038 911 1,035 Liabilities of managed investment entities 4,468 4,307 4,728 5,098 5, 258 5,332 Long-term debt 1,475 1,475 1,474 1,474 1, 478 1,496 Other liabilities 2,040 2,023 2,356 1,834 1, 697 1,696 Total liabilities $ 25,761 $ 25,529 $ 26,844 $ 25,055 $ 24,540 $ 24,779 Shareholders' equity: Common stock $ 84 $ 84 $ 84 $ 85 $ 85 $ 85 Capital surplus 1,382 1,372 1,372 1,377 1, 374 1,368 Retained earnings 3,089 3,121 3,095 3,042 2, 933 3,142 Unrealized gains (losses) - fixed maturities (278) (287) (521) (464) (413) (497) Unrealized gains (losses) - fixed maturity-related cash flow hedges (22) (17) (34) (33) (21) (29) Other comprehensive income (loss), net of tax (15) (15) (15) (14) (17) (17) Total shareholders' equity 4,240 4,258 3,981 3,993 3, 941 4,052 Total liabilities and equity $ 30,001 $ 29,787 $ 30,825 $ 29,048 $ 28,481 $ 28,831 Page 12

American Financial Group, Inc. Book Value Per Share and Price / Book Summary (in millions, except per share information) 3/31/24 12/31/23 9/30/23 6/30/23 3/31/23 12/31/22 Shareholders' equity $ 4,240 $ 4,258 $ 3,981 $ 3,993 $ 3,941 $ 4,052 Accumulated other comprehensive income (loss) (3 15) (3 19) (5 70) (5 11) (451) (543) Shareholders' equity, excluding AOCI 4,555 4,577 4,551 4,504 4,392 4,595 Goodwill 305 305 305 246 246 246 208 213 217 102 105 108 Intangibles $ 4,042 $ 4,059 $ 4,029 $ 4,156 $ 4,041 $ 4,241 Tangible shareholders' equity, excluding AOCI Common shares outstanding 83.857 83.636 84.136 84.859 85.172 85.204 Book value per share: Book value per share $ 50.57 $ 50.91 $ 47.31 $ 47.06 $ 46.27 $ 47.56 Book value per share, excluding AOCI 54.32 54.72 54.09 53.07 51.57 53.93 Tangible, excluding AOCI 48.20 48.52 47.89 48.97 47.45 49.78 Market capitalization AFG's closing common share price $ 136.48 $ 118.89 $ 111.67 $ 118.75 $ 121.50 $ 137.28 Market capitalization $ 11,445 $ 9,943 $ 9,395 $ 10,077 $ 10,348 $ 11,697 Price / Book value per share, excluding AOCI 2.51 2.17 2.06 2.24 2.36 2.55 Page 13

American Financial Group, Inc. Capitalization ($ in millions) 3/31/24 12/31/23 9/30/23 6/30/23 3/31/23 12/31/22 AFG senior obligations $ 823 $ 823 $ 823 $ 823 $ 828 $ 846 - - - - - - Borrowings drawn under credit facility Debt excluding subordinated debt $ 823 $ 823 $ 823 $ 823 $ 828 $ 846 675 675 675 675 675 675 AFG subordinated debentures Total principal amount of long-term debt $ 1,498 $ 1,498 $ 1,498 $ 1,498 $ 1,503 $ 1,521 Shareholders' equity 4,240 4,258 3,981 3,993 3,941 4 ,052 (3 15) (3 19) (5 70) (5 11) (451) (543) Accumulated other comprehensive income (loss) Total capital, excluding AOCI $ 6,053 $ 6,075 $ 6,049 $ 6,002 $ 5,895 $ 6 ,116 Ratio of debt to total capital, excluding AOCI: Including subordinated debt 24.7% 24.7% 24.8% 25.0% 25.5% 2 4.9% Excluding subordinated debt 13.6% 13.5% 13.6% 13.7% 14.0% 1 3.8% Page 14

American Financial Group, Inc. Additional Supplemental Information ($ in millions) Three Months Ended Twelve Months Ended 3/31/24 12/31/23 9/30/23 6/30/23 3/31/23 12/31/23 12/31/22 Property and Casualty Insurance $ 989 $ 938 $ 805 $ 802 $ 881 $ 3,426 $ 3,082 Paid Losses (GAAP) 3/31/2024 12/31/23 9/30/23 6/30/23 3/31/23 12/31/22 GAAP Equity (excluding AOCI) Property and Casualty Insurance $ 5,780 $ 5,710 $ 5,786 $ 5,581 $ 5,392 $ 5,433 (1,225) (1,133) (1,235) (1,077) (1,000) (838) Parent and other subsidiaries $ 4,555 $ 4,577 $ 4,551 $ 4,504 $ 4,392 $ 4,595 AFG GAAP Equity (excluding AOCI) Allowable dividends without regulatory approval Property and Casualty Insurance $ 946 $ 946 $ 887 $ 887 $ 887 $ 887 Page 15

American Financial Group, Inc.
Total Cash and Investments
($ in millions)

	Carrying Value - March 31, 2024				
	Property and Casualty Insurance	Parent & Other	Consolidate CLOs	Total AFG Consolidated	% of Investment Portfolio
Total cash and investments:					
Cash and cash equivalents	$ 878	$ 209	$ -	$ 1,087	7%
Fixed maturities - Available for sale	10,259	112	-	10,371	68%
Fixed maturities - Trading	57	-	-	57	0%
Equity securities - Common stocks	629	-	-	629	4%
Equity securities - Perpetual preferred	411	-	-	411	3%
Investments accounted for using the equity method	1,846	2	-	1,848	12%
Mortgage loans	722	-	-	722	5%
Real estate and other investments	235	93	(199)	129	1%
Total cash and investments	**$ 15,037**	**$ 416**	**$ (199)**	**$ 15,254**	**100%**

	Carrying Value - December 31, 2023				
	Property and Casualty Insurance	Parent & Other	Consolidate CLOs	Total AFG Consolidated	% of Investment Portfolio
Total cash and investments:					
Cash and cash equivalents	$ 940	$ 285	$ -	$ 1,225	8%
Fixed maturities - Available for sale	10,225	152	-	10,377	68%
Fixed maturities - Trading	57	-	-	57	0%
Equity securities - common stocks	586	-	-	586	4%
Equity securities - perpetual preferred	432	-	-	432	3%
Investments accounted for using the equity method	1,812	2	-	1,814	12%
Mortgage loans	643	-	-	643	4%
Real estate and other investments	211	93	(175)	129	1%
Total cash and investments	**$ 14,906**	**$ 532**	**$ (175)**	**$ 15,263**	**100%**

Page 16

American Financial Group, Inc. Net Investment Income ($ in millions) Three Months Ended Twelve Months Ended 3/31/24 12/31/23 9/30/23 6/30/23 3/31/23 12/31/23 12/31/22 Property and Casualty Insurance: Gross investment income excluding alternative investments Fixed maturities $ 131 $ 131 $ 121 $ 117 $ 112 $ 481 $ 358 Equity securities 7 7 8 8 9 32 35 Other investments (a) 17 21 19 16 13 69 40 Gross investment income excluding alternative investments 155 159 148 141 134 582 433 Gross investment income from alternative investments (b) 56 5 25 55 78 163 265 Total gross investment income 211 164 173 196 212 745 698 Investment expenses (6) (3) (3) (5) (5) (16) (15) Total net investment income $ 205 $ 161 $ 170 $ 191 $ 207 $ 729 $ 683 Average cash and investments (c) $ 15,331 $ 15,227 $ 14,899 $ 14,498 $ 14,350 $ 14,753 $ 14,048 Average yield - fixed maturities before inv expenses (d) 4.93% 4.99% 4.68% 4.62% 4.40% 4. 67% 3. 63% Average yield - overall portfolio, net (d) 5.35% 4.23% 4.56% 5.27% 5.77% 4.94% 4.86% Average tax equivalent yield - overall portfolio, net (d) 5.42% 4.31% 4.63% 5.34% 5.83% 5. 01% 4. 96% AFG consolidated net investment income: Property & Casualty core $ 205 $ 161 $ 170 $ 191 $ 207 $ 729 $ 683 Parent & other 7 7 10 12 11 40 24 Consolidate CLOs (14) (9) (12) (5) (1) (27) 10 Total net investment income $ 198 $ 159 $ 168 $ 198 $ 217 $ 742 $ 717 Average cash and investments (c) $ 15,616 $ 15,540 $ 15,264 $ 15,025 $ 15,058 $ 15,254 $ 15,231 Average yield - overall portfolio, net (d) 5.07% 4.09% 4.40% 5.27% 5.76% 4.86% 4.71% Average yield - fixed maturities before inv expenses (d) 4.95% 5.01% 4.74% 4.67% 4.43% 4. 70% 3. 54% (a) Includes income from mortgage loans, real estate, short-term investments, and cash equivalents. (b) Investment income on alternative investments is detailed on page 18. (c) Average cash and investments is the average of the beginning and ending quarter balances, or the average of the five quarters balances. (d) Average yield is calculated by dividing investment income for the period by the average balance. Page 17

American Financial Group, Inc.
Alternative Investments
($ in millions)

	Three Months Ended					Twelve Months Ended	
	3/31/24	12/31/23	9/30/23	6/30/23	3/31/23	12/31/23	12/31/22
Property and Casualty Insurance:							
Net Investment Income							
Convertible fixed maturities MTM through investment income	$ 1	$ (2)	$ (11)	$ 8	$ 4	$ (1)	$ -
Equity securities MTM through investment income (a)	16	1	7	14	16	38	8
Investments accounted for using the equity method (b)	25	(3)	17	28	57	99	267
AFG managed CLOs (eliminated in consolidation)	14	9	12	5	1	27	(10)
Total Property & Casualty	**$ 56**	**$ 5**	**$ 25**	**$ 55**	**$ 78**	**$ 163**	**$ 265**
Investments							
Convertible fixed maturities MTM through investment income	$ 18	$ 17	$ 17	$ 28	$ 19	$ 17	$ -
Equity securities MTM through investment income (a)	494	440	411	423	377	440	332
Investments accounted for using the equity method (b)	1,846	1,812	1,806	1,755	1,732	1,812	1,699
AFG managed CLOs (eliminated in consolidation)	199	175	143	136	132	175	115
Total Property & Casualty	**$ 2,557**	**$ 2,444**	**$ 2,377**	**$ 2,342**	**$ 2,260**	**$ 2,444**	**$ 2,146**
Annualized Return - Property & Casualty	**9.0%**	**0.8%**	**4.2%**	**9.6%**	**14.2%**	**7.0%**	**13.2%**
AFG Consolidated:							
Net Investment Income							
Convertible fixed maturities MTM through investment income	$ 1	$ (2)	$ (11)	$ 8	$ 4	$ (1)	$ -
Equity securities MTM through investment income (a)	16	1	7	14	16	38	8
Investments accounted for using the equity method (b)	25	(3)	17	28	57	99	267
AFG managed CLOs (eliminated in consolidation)	14	9	12	5	1	27	(10)
Total AFG Consolidated	**$ 56**	**$ 5**	**$ 25**	**$ 55**	**$ 78**	**$ 163**	**$ 265**
Investments							
Convertible fixed maturities MTM through investment income	$ 18	$ 17	$ 17	$ 28	$ 19	$ 17	$ -
Equity securities MTM through investment income (a)	494	440	411	423	377	440	332
Investments accounted for using the equity method (b)	1,848	1,814	1,807	1,756	1,733	1,814	1,700
AFG managed CLOs (eliminated in consolidation)	199	175	143	136	132	175	115
Total AFG Consolidated	**$ 2,559**	**$ 2,446**	**$ 2,378**	**$ 2,343**	**$ 2,261**	**$ 2,446**	**$ 2,147**
Annualized Return - AFG Consolidated	**8.9%**	**0.8%**	**4.2%**	**9.6%**	**14.2%**	**7.0%**	**13.2%**

(a) AFG records holding gains and losses in net investment income on its portfolio of limited partnerships and similar investments that do not qualify for equity method accounting and certain other securities classified at purchase as "fair value through net investment income."
(b) The majority of AFG's investments accounted for using the equity method mark their underlying assets to market through net income.

Page 18

American Financial Group, Inc.
Fixed Maturities - By Security Type - AFG Consolidated
($ in millions)

March 31, 2024	Book Value (a)	Fair Value	Unrealized Gain (Loss)	% of Fair Value	% of Investment Portfolio
US Government and government agencies	$ 206	$ 199	$ (7)	2%	1%
States, municipalities and political subdivisions	949	910	(39)	8%	6%
Foreign government	293	288	(5)	3%	2%
Residential mortgage-backed securities	1,805	1,674	(131)	16%	11%
Commercial mortgage-backed securities	72	72	-	1%	0%
Collateralized loan obligations	1,602	1,593	(9)	15%	10%
Other asset-backed securities	2,463	2,374	(89)	23%	16%
Corporate and other bonds	3,390	3,318	(72)	32%	22%
Total AFG consolidated	**$ 10,780**	**$ 10,428**	**$ (352)**	**100%**	**68%**

Approximate duration - P&C	3.1 years
Approximate duration - P&C including cash	2.9 years

December 31, 2023	Book Value (a)	Fair Value	Unrealized Gain (Loss)	% of Fair Value	% of Investment Portfolio
US Government and government agencies	$ 243	$ 236	$ (7)	2%	2%
States, municipalities and political subdivisions	1,014	984	(30)	9%	6%
Foreign government	288	282	(6)	3%	2%
Residential mortgage-backed securities	1,787	1,658	(129)	16%	11%
Commercial mortgage-backed securities	75	74	(1)	1%	0%
Collateralized loan obligations	1,706	1,687	(19)	16%	11%
Other asset-backed securities	2,472	2,362	(110)	23%	15%
Corporate and other bonds	3,212	3,151	(61)	30%	21%
Total AFG consolidated	**$ 10,797**	**$ 10,434**	**$ (363)**	**100%**	**68%**

Approximate duration - P&C	3.2 years
Approximate duration - P&C including cash	2.9 years

(a) Book Value is amortized cost, net of allowance for expected credit losses.

Page 19

Appendix A
American Financial Group, Inc.
Fixed Maturities by Credit Rating & NAIC Designation by Type
3/31/2024
($ in millions)

	Fair Value by Type									
By Credit Rating (a)	**US Gov**	**Munis**	**Frgn Gov**	**RMBS**	**CMBS**	**CLOs**	**ABS**	**Corp/Oth**	**Total**	**% Total**
Investment grade										
AAA	$ -	$ 358	$ 268	$ 1,433	$ 64	$ 1,454	$ 940	$ 22	$ 4,539	43%
AA	199	500	9	95	7	128	246	162	1,346	13%
A	-	42	5	38	1	9	558	905	1,558	15%
BBB	-	8	6	9	-	-	502	1,841	2,366	23%
Subtotal - Investment grade	199	908	288	1,575	72	1,591	2,246	2,930	9,809	94%
BB	-	-	-	2	-	-	7	191	200	2%
B	-	-	-	3	-	-	2	73	78	1%
CCC, CC, C	-	-	-	30	-	-	4	17	51	0%
D	-	-	-	2	-	-	-	-	2	0%
Subtotal - Non-Investment grade	-	-	-	37	-	-	13	281	331	3%
Not Rated (b)	-	2	-	62	-	2	115	107	288	3%
Total	**$ 199**	**$ 910**	**$ 288**	**$ 1,674**	**$ 72**	**$ 1,593**	**$ 2,374**	**$ 3,318**	**$ 10,428**	**100%**

	Fair Value by Type									
NAIC designation	**US Gov**	**Munis**	**Frgn gov**	**RMBS**	**CMBS**	**CLOs**	**ABS**	**Corp/Oth**	**Total**	**% Total**
1	$ 199	$ 896	$ 235	$ 1,608	$ 71	$ 1,538	$ 1,770	$ 1,125	$ 7,442	73%
2	-	8	-	7	-	-	491	1,823	2,329	23%
Subtotal	199	904	235	1,615	71	1,538	2,261	2,948	9,771	96%
3	-	-	-	1	-	-	7	198	206	2%
4	-	-	-	-	-	-	1	69	70	1%
5	-	-	-	6	-	-	8	64	78	1%
6	-	-	-	2	-	-	-	-	2	0%
Subtotal	-	-	-	9	-	-	16	331	356	4%
Total insurance companies	**$ 199**	**$ 904**	**$ 235**	**$ 1,624**	**$ 71**	**$ 1,538**	**$ 2,277**	**$ 3,279**	**$ 10,127**	**100%**
No NAIC designation (c)	-	-	-	-	-	2	12	7	21	
Non-Insurance and Foreign Companies (d)	-	6	53	50	1	53	85	32	280	
Total	**$ 199**	**$ 910**	**$ 288**	**$ 1,674**	**$ 72**	**$ 1,593**	**$ 2,374**	**$ 3,318**	**$ 10,428**	

(a) If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.
(b) For ABS, 86% are NAIC 1 and 10% do not have a designation.
For Corp/Oth, 24% are NAIC 1, 22% NAIC 2, 43% NAIC 5 and 7% do not have a designation.
For Total, 61% are NAIC 1, 9% NAIC 2, 19% NAIC 5 and 7% do not have a designation.
(c) Surplus notes and CLO equity tranches that are classified as other invested assets for STAT.
(d) 98% are investment grade rated.

Page 20

Appendix B
American Financial Group, Inc.
Fixed Maturities by Credit Rating & NAIC Designation by Type
12/31/2023
($ in millions)

By Credit Rating (a)	US Gov	Munis	Frgn Gov	RMBS	CMBS	CLOs	ABS	Corp/Oth	Total	% Total
	Fair Value by Type									
Investment grade										
AAA	$ -	$ 371	$ 261	$ 1,425	$ 63	$ 1,500	$ 961	$ 23	$ 4,604	44%
AA	236	560	10	99	7	173	261	160	1,506	15%
A	-	44	5	26	1	13	542	839	1,470	14%
BBB	-	7	6	4	-	-	474	1,740	2,231	21%
Subtotal - Investment grade	236	982	282	1,554	71	1,686	2,238	2,762	9,811	94%
BB	-	-	-	2	3	-	7	195	207	2%
B	-	-	-	4	-	-	2	67	73	1%
CCC, CC, C	-	-	-	29	-	-	5	7	41	0%
D	-	-	-	4	-	-	-	-	4	0%
Subtotal - Non-Investment grade	-	-	-	39	3	-	14	269	325	3%
Not Rated (b)	-	2	-	65	-	1	110	120	298	3%
Total	**$ 236**	**$ 984**	**$ 282**	**$ 1,658**	**$ 74**	**$ 1,687**	**$ 2,362**	**$ 3,151**	**$ 10,434**	**100%**

NAIC designation	US Gov	Munis	Frgn gov	RMBS	CMBS	CLOs	ABS	Corp/Oth	Total	% Total
	Fair Value by Type									
1	$ 236	$ 977	$ 230	$ 1,606	$ 71	$ 1,633	$ 1,799	$ 1,043	$ 7,595	74%
2	-	7	-	2	-	-	474	1,769	2,252	22%
Subtotal	236	984	230	1,608	71	1,633	2,273	2,812	9,847	96%
3	-	-	-	1	3	-	8	195	207	2%
4	-	-	-	1	-	-	1	61	63	1%
5	-	-	-	3	-	-	9	67	79	1%
6	-	-	-	5	-	-	-	-	5	0%
Subtotal	-	-	-	10	3	-	18	323	354	4%
Total insurance companies	**$ 236**	**$ 984**	**$ 230**	**$ 1,618**	**$ 74**	**$ 1,633**	**$ 2,291**	**$ 3,135**	**$ 10,201**	**100%**
No NAIC designation (c)	-	-	-	-	-	1	9	11	21	
Non-Insurance and Foreign Companies (d)	-	-	52	40	-	53	62	5	212	
Total	**$ 236**	**$ 984**	**$ 282**	**$ 1,658**	**$ 74**	**$ 1,687**	**$ 2,362**	**$ 3,151**	**$ 10,434**	

(a) If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.
(b) For ABS, 87% are NAIC 1 and 8% do not have a designation.
For Corp/Oth, 21% are NAIC 1, 21% NAIC 2, 46% NAIC 5 and 9% do not have a designation.
For Total, 58% are NAIC 1, 9% NAIC 2, 21% NAIC 5 and 7% do not have a designation.
(c) Surplus notes and CLO equity tranches that are classified as other invested assets for STAT.
(d) 98% are investment grade rated.

Page 21

Appendix C
American Financial Group, Inc.
Corporate Securities by Credit Rating & NAIC Designation by Industry
3/31/2024
($ in millions)

	Fair Value By Industry															
Credit Rating (a)	**Asset Managers**	**Banking**	**Technology**	**Insurance**	**Consumer**	**Other Financials**	**Utilities**	**REITs**	**Autos**	**Retailers**	**Basic Industry**	**Capital Goods**	**Media**	**Other**	**Total**	**% Total**
Investment Grade																
AAA	$ -	$ -	$ 11	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ 11	$ 22	1%
AA	5	-	16	43	39	28	5	-	-	10	-	-	-	16	162	5%
A	33	177	56	147	56	46	113	52	76	17	11	40	3	78	905	27%
BBB	673	214	143	46	66	102	75	77	66	52	114	47	45	121	1,841	55%
Subtotal	711	391	226	236	161	176	193	129	142	79	125	87	48	226	2,930	88%
BB	23	6	23	3	28	3	-	-	5	40	14	2	28	16	191	6%
B	-	2	2	-	11	8	-	-	4	27	-	4	-	15	73	2%
CCC, CC, C	-	-	2	-	-	-	-	-	-	-	-	-	-	15	17	1%
D	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	0%
Subtotal	23	8	27	3	39	11	-	-	9	67	14	6	28	46	281	9%
Not Rated (b)	-	-	4	7	17	10	-	28	-	-	-	6	20	15	107	3%
Total	**$ 734**	**$ 399**	**$ 257**	**$ 246**	**$ 217**	**$ 197**	**$ 193**	**$ 157**	**$ 151**	**$ 146**	**$ 139**	**$ 99**	**$ 96**	**$ 287**	**$ 3,318**	**100%**

	Fair Value By Industry															
NAIC designation	**Asset Managers**	**Banking**	**Technology**	**Insurance**	**Consumer**	**Other Financials**	**Utilities**	**REITs**	**Autos**	**Retailers**	**Basic Industry**	**Capital Goods**	**Media**	**Other**	**Total**	**% Total**
1	$ 59	$ 174	$ 83	$ 188	$ 104	$ 82	$ 117	$ 60	$ 76	$ 27	$ 11	$ 40	$ 3	$ 101	$ 1,125	34%
2	650	213	139	44	70	102	74	90	65	50	110	46	44	126	1,823	56%
Subtotal	709	387	222	232	174	184	191	150	141	77	121	86	47	227	2,948	90%
3	23	6	24	3	33	5	-	-	5	41	13	2	28	15	198	6%
4	-	2	1	-	6	8	-	-	4	27	-	4	-	17	69	2%
5	-	-	6	-	2	-	-	7	-	-	1	6	20	22	64	2%
6	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	0%
Subtotal	23	8	31	3	41	13	-	7	9	68	14	12	48	54	331	10%
Total insurance companies	**$ 732**	**$ 395**	**$ 253**	**$ 235**	**$ 215**	**$ 197**	**$ 191**	**$ 157**	**$ 150**	**$ 145**	**$ 135**	**$ 98**	**$ 95**	**$ 281**	**$ 3,279**	**100%**
No NAIC designation (c)	-	-	-	7	-	-	-	-	-	-	-	-	-	-	7	
Non-Insurance and Foreign Companies	2	4	4	4	2	-	2	-	1	1	4	1	1	6	32	
Total	**$ 734**	**$ 399**	**$ 257**	**$ 246**	**$ 217**	**$ 197**	**$ 193**	**$ 157**	**$ 151**	**$ 146**	**$ 139**	**$ 99**	**$ 96**	**$ 287**	**$ 3,318**	

(a) If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.
(b) 24% of not rated securities are NAIC 1, 22% NAIC 2, 43% NAIC 5 and 7% do not have a designation.

Page 22

Appendix D
American Financial Group, Inc.
Corporate Securities by Credit Rating & NAIC Designation by Industry
12/31/2023
($ in millions)

Credit Rating (a)	Asset Managers	Banking	Technology	Insurance	Consumer	Other Financials	Utilities	Autos	REITs	Retailers	Basic Industry	Media	Capital Goods	Other	Total	% Total
	Fair Value By Industry															
Investment Grade																
AAA	$ -	$ -	$ 11	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ 12	$ 23	1%
AA	5	-	18	43	39	29	5	-	-	10	-	-	-	11	160	5%
A	33	190	57	151	44	45	86	61	47	18	11	3	35	58	839	27%
BBB	579	210	151	41	69	101	72	79	68	51	110	45	40	124	1,740	55%
Subtotal	617	400	237	235	152	175	163	140	115	79	121	48	75	205	2,762	88%
BB	23	2	24	3	27	5	-	5	-	40	15	35	1	15	195	6%
B	-	-	2	-	10	8	-	4	-	24	-	-	4	15	67	2%
CCC, CC, C	-	-	2	-	-	-	-	-	-	-	-	-	-	5	7	0%
D	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	0%
Subtotal	23	2	28	3	37	13	-	9	-	64	15	35	5	35	269	8%
Not Rated (b)	-	-	4	11	18	10	-	-	28	-	-	20	6	23	120	4%
Total	**$ 640**	**$ 402**	**$ 269**	**$ 249**	**$ 207**	**$ 198**	**$ 163**	**$ 149**	**$ 143**	**$ 143**	**$ 136**	**$ 103**	**$ 86**	**$ 263**	**$ 3,151**	**100%**

NAIC designation	Asset Managers	Banking	Technology	Insurance	Consumer	Other Financials	Utilities	Autos	REITs	Retailers	Basic Industry	Media	Capital Goods	Other	Total	% Total
	Fair Value By Industry															
1	$ 38	$ 190	$ 86	$ 194	$ 92	$ 82	$ 92	$ 61	$ 55	$ 28	$ 11	$ 3	$ 35	$ 76	$ 1,043	33%
2	579	210	151	41	75	102	71	84	81	51	110	45	40	129	1,769	57%
Subtotal	617	400	237	235	167	184	163	145	136	79	121	48	75	205	2,812	90%
3	23	2	23	3	32	6	-	-	-	40	14	35	2	15	195	6%
4	-	-	1	-	4	8	-	4	-	24	-	-	4	16	61	2%
5	-	-	8	-	4	-	-	-	7	-	1	20	5	22	67	2%
6	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	0%
Subtotal	23	2	32	3	40	14	-	4	7	64	15	55	11	53	323	10%
Total insurance companies	**$ 640**	**$ 402**	**$ 269**	**$ 238**	**$ 207**	**$ 198**	**$ 163**	**$ 149**	**$ 143**	**$ 143**	**$ 136**	**$ 103**	**$ 86**	**$ 258**	**$ 3,135**	**100%**
No NAIC designation (c)	-	-	-	11	-	-	-	-	-	-	-	-	-	-	11	
Non-Insurance and Foreign Companies	-	-	-	-	-	-	-	-	-	-	-	-	-	5	5	
Total	**$ 640**	**$ 402**	**$ 269**	**$ 249**	**$ 207**	**$ 198**	**$ 163**	**$ 149**	**$ 143**	**$ 143**	**$ 136**	**$ 103**	**$ 86**	**$ 263**	**$ 3,151**	

(a) If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.
(b) 21% of not rated securities are NAIC 1, 21% NAIC 2, 46% NAIC 5 and 9% do not have a designation.
(c) Surplus notes that are classified as other invested assets for STAT.

Page 23

Appendix E
American Financial Group, Inc.
Asset-Backed Securities by Credit Rating & NAIC Designation by Collateral Type
3/31/2024
($ in millions)

Credit Rating (a)	Whole Business	Commercial Real Estate	Secured Financing (c)	Single Family Rental	TruPS	Railcar	Triple Net Lease	Aircraft	Auto	Other	Total	% Total
	Fair Value By Collateral Type											
Investment Grade												
AAA	$ -	$ 366	$ 25	$ 197	$ 40	$ -	$ 150	$ -	$ 69	$ 93	$ 940	40%
AA	55	6	20	-	136	-	2	5	-	22	246	10%
A	10	-	78	-	19	179	24	57	-	191	558	24%
BBB	391	-	1	-	-	6	-	27	-	77	502	21%
Subtotal	456	372	124	197	195	185	176	89	69	383	2,246	95%
BB	-	-	1	-	-	-	-	6	-	-	7	0%
B	-	-	1	-	-	-	-	1	-	-	2	0%
CCC, CC, C	-	-	-	-	-	-	-	4	-	-	4	0%
D	-	-	-	-	-	-	-	-	-	-	-	0%
Subtotal	-	-	2	-	-	-	-	11	-	-	13	0%
Not Rated (b)	-	-	97	-	-	-	-	3	-	15	115	5%
Total	**$ 456**	**$ 372**	**$ 223**	**$ 197**	**$ 195**	**$ 185**	**$ 176**	**$ 103**	**$ 69**	**$ 398**	**$ 2,374**	**100%**

NAIC designation	Whole Business	Commercial Real Estate ABS	Secured Financing (b)	Single Family Rental	TruPS	Railcar	Triple Net Lease	Aircraft	Auto	Other	Total	% Total
	Fair Value By Collateral Type											
1	$ 65	$ 322	$ 220	$ 191	$ 192	$ 176	$ 172	$ 59	$ 67	$ 306	$ 1,770	78%
2	381	-	1	-	-	6	-	26	-	77	491	22%
Subtotal	446	322	221	191	192	182	172	85	67	383	2,261	100%
3	-	-	2	-	-	-	-	5	-	-	7	0%
4	-	-	-	-	-	-	-	1	-	-	1	0%
5	-	-	-	-	-	-	-	8	-	-	8	0%
6	-	-	-	-	-	-	-	-	-	-	-	0%
Subtotal	-	-	2	-	-	-	-	14	-	-	16	0%
Total insurance companies	**$ 446**	**$ 322**	**$ 223**	**$ 191**	**$ 192**	**$ 182**	**$ 172**	**$ 99**	**$ 67**	**$ 383**	**$ 2,277**	**100%**
No NAIC designation	-	-	-	-	-	-	-	-	-	12	12	
Non-Insurance and Foreign Companies	10	50	-	6	3	3	4	4	2	3	85	
Total	**$ 456**	**$ 372**	**$ 223**	**$ 197**	**$ 195**	**$ 185**	**$ 176**	**$ 103**	**$ 69**	**$ 398**	**$ 2,374**	

(a) If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.
(b) 86% of not rated securities are NAIC 1 and 10% do not have a designation.
(c) Secured Financings are privately placed funding agreements secured primarily by Single Family Rental properties and Bank Loans.

Page 24

Appendix F
American Financial Group, Inc.
Asset-Backed Securities by Credit Rating & NAIC Designation by Collateral Type
12/31/2023
($ in millions)

Credit Rating (a)	Fair Value By Collateral Type: Whole Business	Commercial Real Estate	Secured Financing (c)	TruPS	Single Family Rental	Triple Net Lease	Railcar	Aircraft	Auto	Other	Total	% Total
Investment Grade												
AAA	$ -	$ 385	$ 24	$ 46	$ 191	$ 157	$ -	$ -	$ 67	$ 91	$ 961	41%
AA	55	6	20	140	1	2	-	5	14	18	261	11%
A	10	-	75	16	-	24	168	54	-	195	542	23%
BBB	366	-	1	-	-	-	6	30	-	71	474	20%
Subtotal	431	391	120	202	192	183	174	89	81	375	2,238	95%
BB	-	-	1	-	-	-	-	6	-	-	7	0%
B	-	-	1	-	-	-	-	1	-	-	2	0%
CCC, CC, C	-	-	-	-	-	-	-	5	-	-	5	0%
D	-	-	-	-	-	-	-	-	-	-	-	0%
Subtotal	-	-	2	-	-	-	-	12	-	-	14	0%
Not Rated (b)	-	-	96	-	-	-	-	5	-	9	110	5%
Total	**$ 431**	**$ 391**	**$ 218**	**$ 202**	**$ 192**	**$ 183**	**$ 174**	**$ 106**	**$ 81**	**$ 384**	**$ 2,362**	**100%**

NAIC designation	Fair Value By Collateral Type: Whole Business	Commercial Real Estate ABS	Secured Financing (c)	TruPS	Single Family Rental	Triple Net Lease	Railcar	Aircraft	Auto	Other	Total	% Total
1	$ 65	$ 331	$ 215	$ 202	$ 192	$ 183	$ 167	$ 60	$ 81	$ 303	$ 1,799	79%
2	366	-	1	-	-	-	7	30	-	70	474	21%
Subtotal	431	331	216	202	192	183	174	90	81	373	2,273	100%
3	-	-	2	-	-	-	-	6	-	-	8	0%
4	-	-	-	-	-	-	-	1	-	-	1	0%
5	-	-	-	-	-	-	-	9	-	-	9	0%
6	-	-	-	-	-	-	-	-	-	-	-	0%
Subtotal	-	-	2	-	-	-	-	16	-	-	18	0%
Total insurance companies	**$ 431**	**$ 331**	**$ 218**	**$ 202**	**$ 192**	**$ 183**	**$ 174**	**$ 106**	**$ 81**	**$ 373**	**$ 2,291**	**100%**
No NAIC designation	-	-	-	-	-	-	-	-	-	9	9	
Non-Insurance and Foreign Companies	-	60	-	-	-	-	-	-	-	2	62	
Total	**$ 431**	**$ 391**	**$ 218**	**$ 202**	**$ 192**	**$ 183**	**$ 174**	**$ 106**	**$ 81**	**$ 384**	**$ 2,362**	

(a) If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.
(b) 87% of not rated securities are NAIC 1 and 8% do not have a designation.
(c) Secured Financings are privately placed funding agreements secured primarily by Single Family Rental properties and Bank Loans.

Page 25

Appendix G American Financial Group, Inc. Real Estate-Related Investments 3/31/2024 ($ in millions) Investments accounted for using equity method (Real Estate Funds/Investments) (a) % of Investment Type Book Value Book Value Occupancy (b) Collection Rate (c) Multi-family $ 1,190 91% 94% 97% Fund Investments 59 5% - - QOZ Fund - Development 29 2% - - Office 16 1% 90% 100% Hospitality 10 1% - - Land Development 5 - - - Total $ 1,309 100% Real Estate % of Property Type Book Value Book Value Debt Resort & Marina $ 50 52% $ - Marina 35 36% - Office Building 10 10% - Land 2 2% - Total $ 97 100% $ - Mortgage Loans % of Loan To Property Type Book Value Book Value Value Multifamily $ 549 76% 66% Hospitality 124 17% 50% Office 49 7% 98% Total $ 722 100% 65% Currently, no loans are receiving interest deferral through forbearance agreements. (a) Total investments accounted for using the equity method is $1.8 billion, the amounts presented in this table only relate to real estate funds/investments. (b) Occupancy as of 3/31/24 (c) Collections for January - March Page 26

Appendix H American Financial Group, Inc. Real Estate-Related Investments 12/31/2023 ($ in millions) Investments accounted for using equity method (Real Estate Funds/Investments) (a) % of Investment Type Book Value Book Value Occupancy (b) Collection Rate (c) Multi-family $ 1,205 91% 94% 97% Fund Investments 59 5% - - QOZ Fund - Development 25 2% - - Office 16 1% 88% 100% Hospitality 10 1% - - Land Development 5 - - - Total $ 1,320 100% Real Estate % of Property Type Book Value Book Value Debt Resort & Marina $ 50 52% $ - Marina 36 37% - Office Building 9 9% - Land 2 2% - Total $ 97 100% $ - Mortgage Loans % of Loan To Property Type Book Value Book Value Value Multifamily $ 462 72% 66% Hospitality 125 19% 49% Office 56 9% 89% Total $ 643 100% 65% Currently, no loans are receiving interest deferral through forbearance agreements. (a) Total investments accounted for using the equity method is $1.8 billion, the amounts presented in this table only relate to real estate funds/investments. (b) Occupancy as of 12/31/23 (c) Collections for October - December Page 27